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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                  May 18, 2006


                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)



              1-10655                          23-1714256
      (Commission File Number)     (IRS Employer Identification Number)




                   County Line Industrial Park
                    Southampton, Pennsylvania              18966
            (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100





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         ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 18, 2006, Environmental Tectonics Corporation ("ETC") entered into an Amendment (the "Amendment") to its Credit Agreement with PNC Bank, National Association ("PNC"), dated as of February 18, 2003 (the "Credit Agreement"). Pursuant to the Amendment, PNC:

         o extended the deadline for ETC to deliver its financial projections to PNC for the 2007 fiscal year; and

         o extended the termination date of the Credit Agreement to the earlier of (i) June 30, 2006 or (ii) such date to which ETC and PNC shall agree to in writing.

Failure of ETC to provide the 2007 fiscal year financial projections to PNC by June 30, 2006 shall constitute an event of default under the Credit Agreement. A copy of the Amendment is attached as Exhibit 10.1.

         ITEM 9.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  (C)  EXHIBITS.

         The following exhibit is filed herewith:

                  10.1 Amendment to Credit Agreement, dated as of May 18, 2006, between ETC and PNC Bank, National Association.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ENVIRONMENTAL TECTONICS CORPORATION
                                            Registrant


Date: May 22, 2006                          By /s/ Duane D. Deaner
                                               --------------------------------
                                                   Duane D. Deaner
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

         The following exhibit is filed herewith:

                  10.1 Amendment to Credit Agreement, dated as of May 18, 2006, between ETC and PNC Bank, National Association.